

DALA PETROLEUM

December 12, 2014

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In preparing this presentation, Dala Petroleum Corp. (the "Company") has relied upon and have assumed the completeness, accuracy and fair presentation of all financial and other information, data, advice, opinions and representations obtained by us from public sources. The Company has not attempted to verify independently the accuracy, completeness or fairness of presentation of any such information, data, advice, opinions and representations. The presentation is rendered on the basis of securities markets, economic and general business and financial conditions prevailing as at the date hereof and the conditions and prospects, financial and otherwise, of the Company. In connection with the preparation of the presentation, the Company has made numerous assumptions with respect to industry performance, general business, capital markets and economic conditions and other matters, many of which are beyond the control of any party. All statements, other than statements of historical facts included in this Presentation regarding the Company's financial position, future revenues, net income, potential evaluations, business strategy and plans and objectives for future operations are "forward-looking statements." These forward-looking statements are commonly identified by the use of such terms and phrases as "intends," "estimates," "expects" and "believes". Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurance that such assumption will prove to be correct. All forward-looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. Although the Company reserves the right to change or withdraw the presentation if it learns that any of the information that it relied upon in preparing the presentation was inaccurate, incomplete or misleading in any material respect, the Company disclaims any obligation to change or withdraw the presentation, to advise any person of any change that may come to our attention or to update the presentation after the date of the presentation.

Corporate Snapshot

Exchange/Symbol:	WSPD
Number of Shares Outstanding:	12,524,286 as of Dec 5, 2015
Number of Preferred Shares Outstanding:	2,008 Series A 6% Convertible Preferred Shares (convertible at $0.70 per $1,000 share into 2,868,572 shares of common stock)
Number of Warrants Outstanding:	2,892,858 exercisable at $1.35 (cash proceeds of $3,905,358 to Dala)
Number of Shares Fully Diluted:	18,285,716 as of Dec 5, 2015
Number of Shareholders:	581
Number of Preferred Shareholders:	12
Cash on Hand:	$1,182,024 as of Sept 30, 2014
Debt:	$84,725 as of Sept 30, 2014

DALA PETROLEUM

Corporate Overview

Dala Petroleum in an early stage growth exploration and production company with a focus on identifying and acquiring conventional oil within the Mid-continent and Permian Basin. With the adaptation of horizontal drilling and the industry's commitment to non-conventional production, Dala believes that many of the conventional targets, once the focal point of America's Energy Platform, are now flying under the radar. Dala plans to seek these "under the radar" opportunities in order to provide shareholders with lower finding and development costs in addition to de-risking the Company's dry hole costs by developing our assets vertically. By focusing on vertical development, Dala plans to seek to diversify its annual cap-ex budget and provide shareholders with a development plan with a diminished risk profile

In addition to our focus on conventional oil targets, Dala plans to simultaneously place as much emphasis on technology in order to properly define our conventional development. Dala's Geology and Geophysics team, all members of which have major exploration experience, will utilize a myriad of exploration tools including 2D and 3D seismic, gravity and aeromagnetics, and subsurface mapping techniques. These tools will be instrumental in our quest to provide our shareholders with quality conventional oil prospects with a competitive risk profile.



Board of Directors/Management

- **E. Will Gray II (CEO and Director)** -Mr. Gray was the CEO and Chairman of Cross Border Resources, Inc. from December 10, 2008 to May 31, 2012. Mr. Gray served in the capacity as EVP & Head of Capital Markets and Business Development for Resaca Exploitation, a Torch Energy portfolio company headquartered in Houston, Texas. Since 2008, Mr. Gray has operated in excess of 300+ wells in both West Texas and Southeastern New Mexico. He received his B.S. in Business Management from Texas State University in 1998. While attending Texas State University, Mr. Gray was a member of the Men's Varsity Golf Team earning Southland Conference All-Academic Honors.

- **Clarence Cottman III (Chairman)** - Mr. Cottman is a Managing Partner of Chisholm Partners II, LLC. Mr. Cottman has over 30 years experience in the oil and gas industry with a focus on joint ventures, acquisitions and project development. He was Chairman and CEO of NiMin Energy. Mr. Cottman has held various senior management positions at PetroFalcon, Benton Oil and Gas Company and Sun Exploration and Production. He holds a BA from Rochester Institute of Technology and an MBA from the University of Rhode Island. Clancy is a Certified Petroleum Landman.

- **Jonathan Wimbish, CFA (Director)** - Mr. Wimbish is a partner of Kensington Investment Counsel, a registered investment advisor and an advisor to Chisholm Partners II, LLC. Mr. Wimbish was CFO of NiMin Energy. He holds a BA in Economics from UCLA, an MBA from Columbia Business School and is a CFA Charterholder.

DALA PETROLEUM

Technology = Success

- Dala utilizes the latest technology including:
  - Detailed subsurface mapping
  - Gravity & magnetics
  - 3-D seismic

- Our technical team has been credited with numerous international oil finds utilizing such technology.



DALA PETROLEUM

Technical Services Agreement

- Dala has a technical Services Agreement with Chisholm Partners II, LLC
- Chisholm has offices in Golden, Colorado and Abilene, Kansas
- Through the Services Agreement, Dala will utilize Chisholm's proprietary G&G Data associated with our 80,000 acres
- Exclusive access to all of Chisholm's personnel including:
  - ✓ Geologists
  - ✓ Geophysicists
  - ✓ Engineers
  - ✓ Landmen

Dala has the right to participate in multiple wells generated by both Chisholm and Chisholm affiliates on a non-operated basis with associated working interest ranging from 12.5% - 25%.



Estacion de Flujo UM-2- A 50,000 BBLD facility

DALA PETROLEUM

Kansas Oil Opportunity

- Currently participating in multiple non-operated shallow oil prospects on approximately 5,000 acres located within the Central Kansas Uplift. (W.I. = 12.5% - 25%)
- Actively permitting 2014 seismic program on our 80,000 acre position within the Mid-Continent Rift; will commence initial drilling in February 2015.



Central Kansas Uplift
Mid-Continent Rift
Nemaha Ridge
Hugoton Embayment



Dala Prospect Areas
Total Kansas Oil: 6,478,162,957 bbls
Total Kansas Gas: 39,916,756,838 mcf

DALA PETROLEUM

Mid American Rift Play

The "Play" or exploration concept is located across a four county area and is geographically defined by the boundaries of the productive North American Rift System. The 80,000 acre Property is concentrated over a lightly-explored portion of the Rift, bordered immediately on the south by over 400 million barrels of rift-related oil fields, and to the north by significant new discoveries in southeast Nebraska, where per well productive rates of 400-600 barrels per day have recently been reported. This play concept was developed by Dala's team of highly-experienced international geologists, geophysicists and land experts, who applied regional plate tectonic theory and proprietary geophysical data bases with high resolution seismic.


Clay
Lease Area
Ottawa
Dickinson
Saline

HIGHLIGHTS

- 80,000 acres
- 100% owned/operated
- Proprietary geophysical database
- Phased Seismic Programs in 2014-2015


Nebraska
Iowa
Colorado
Kansas
Missouri
KANOKA RIDGE
Oklahoma
Texas
Arkansas

Mid American Rift Play

- Recent discoveries to the Southwest are on trend with Dala's acreage
- Technical work to date has identified multiple leads
- Planning focused 2D and 3D seismic evaluations



Ottawa
10S 3W
10S 2W
10S 1W
10S 4E
2D Seismic Line
Clay County
11S 3W
11S 2W
11S 1W
11S 4E
12S 3W
12S 2W
12S 3E
12S 4E
13S 3W
13S 1W
13S 1E
13S 2E
13S 3E
13S 4E
14S 3W
14S 1W
14S 1E
14S 2E
Dickinson
FEET

DALA PETROLEUM

Permian Basin Acquisition Strategy

Aggregate and enhance proven reserves

- Too small for traditional Permian Basin operators
- All negotiated and locally sourced transactions
- All acreage held by production ("HBP" without drilling commitments)

Gain access to lower risk, bypassed "free" reserves via:

- Exploitation
- Down spacing-drilling 20-acre infill PUD's
- Deeper, known producing zones found on leases but not being produced from

Restore properties to their normal production decline profile

- Mechanical repair job workovers: downhole pumps, rods & tubing
- Clean-out wellbores and tubing: paraffin, scale, & fill
- Chemical treatments to clean-out perforations and wellbore vicinity


TATUM BASIN
NORTHWESTERN SHELF
MIDLAND BASIN
DELAWARE BASIN
CENTRAL BASIN PLATFORM

DALA PETROLEUM

Dala Petroleum Highlights

- Growth levered exclusively to crude oil
- Experienced, successful management team
- 80,000 acres owned 100%
- No debt
- Conventional focus



DALA PETROLEUM

Contact Information

- Corporate Headquarters:
  112 Loraine South, Suite 266
  Midland Texas, 79701
  Tel: (432) 242.4965
  Fax: (432) 242.4966
  ewgray@dalapetroleum.com

- Legal Counsel: Brunson Chandler & Jones, Salt Lake City

- Auditors: Mantyla McReynolds, Salt Lake City

- Accountants: Albeck Financial, Houston, TX

- Transfer Agent: American Registrar & Transfer Company, Salt Lake City

